Exhibit 10.1

November 20, 2009

Arrow Energy International Pte Ltd

International Operations HQ

152 Beach Road, #19-05 The Gateway East

Singapore (189721)

Fax: +65-6294-6904

Attention:  Nick Davies, Chief Executive Officer

Arrow Energy International Pte Ltd

Suite 15D

Sunbetter Golden Diamond

Jia 52 South Road of East 3rd

Chaoyang District, Beijing, 100022

People's Republic of China

Attention: Dave Mathew, Executive Director

Re:	Second Extension of Farm-In Deadline under the Farmout Agreement dated March 13, 2009 between Arrow Energy International Pte Ltd and Far East Energy (Bermuda), Ltd., as Amended

Gentlemen:

As previously discussed, it is apparent to both parties that there is a need to extend the Farm-In Deadline again in the subject agreement.  To document this agreed extension, in accordance with Sections 1.23, 13.3 and 13.6 of the Farmout Agreement, the reference to "November 20, 2009" in Section 1.23 is hereby changed with "December 18, 2009".  Except as specifically stated herein, the Farmout Agreement will continue to be in full force and effect, and all other terms and conditions of the Farmout Agreement will continue to apply.

By signing below, the undersigned acknowledge and agree that this amendment will be effective as of November 20, 2009.

Yours truly,

FAR EAST ENERGY (BERMUDA), LTD.

/s/ Michael R. McElwrath
Name: Michael R. McElwrath
Title: Chairman

ACKNOWLEDGED AND AGREED:

ARROW ENERGY INTERNATIONAL PTE LTD

/s/ Nick Davies
Name: Nick Davies
Title: Chief Executive Officer